SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                                         March 31, 2002

OPTIO SOFTWARE, INC.

Georgia	333-89181	58-1435435

(state of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Windward Fairways II, 3015 Windward Plaza, Alpharetta, Georgia 30005

(Address of principal office)

Registrant’s telephone number, including area code                                     (770) 576-3500

(Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS.

Optio Software, Inc. accepted the resignation of David Dunn-Rankin from its Board of Directors, effective March 31, 2002. Mr. Dunn-Rankin’s resignation letter, furnished to Optio, did not request any description of any disagreement with Optio’s operations, policies or practices be disclosed in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 11, 2002	OPTIO SOFTWARE, INC.

	By:	/s/ Warren Neuburger
Warren Neuburger
Chief Executive Officer